1 DIGITALBRIDGE CORPORATE OVERVIEW F e b r u a r y 2 0 2 2

2 DigitalBridge (NYSE: DBRG) is the only global-scale digital infrastructure firm investing across five key verticals: data centers, cell towers, fiber networks, small cells, and edge infrastructure A LEADING GLOBAL DIGITAL INFRASTRUCTURE FIRM 25+ Years of Experience - Largest Digital Infrastructure Investment Team Converged Next Gen Networks - Built for Speed and Performance High Growth - Revenue and Earnings Profile Aligned With Secular Tailwinds (1) AUM as of December 31, 2021 Towers Small Cells Fiber Data Centers Edge Infrastructure Hyper- Converged Digital Infrastructure Investing Across the Digital Ecosystem 100+ Digital Assets Under Management1 23 Digital Portfolio Companies $45B Digital Infrastructure Professionals A unique investment strategy gives investors exposure to a portfolio of growing, resilient businesses enabling the next generation of mobile and internet connectivity DATA CENTERS Play a vital role in computing, storing, and managing information FIBER NETWORKS The ultra-fast connective tissue binding networks together TOWERS Enable mobility and provide critical network coverage EDGE INFRASTRUCTURE Emerging connectivity demands at the edge of networks SMALL CELL NETWORKS Network densification and capacity in high demand areas DigitalBridge is the Infrastructure Partner to the Digital Economy

3 TABLE OF CONTENTS Build the Next Great Digital Infrastructure Platform ONE OPPORTUNITY ONE MISSION Digital Infrastructure THE OVERVIEWSE CT IO N 1 THE FINANCIALSSE CT IO N 2 THE DETAILSSE CT IO N 3 Digital Investment Management Digital Operating TWO DIVISIONS Simple, High-Growth Business Digital Infrastructure Experts Powerful Secular Tailwinds THREE REASONS TO OWN

4 ONE OPPORTUNITY Digital Infrastructure

5 Coverage Ultra-reliability and low-latency User-to-user / machine-to-machine 2G 3G 4G Future Siloed Towers Data Centers Small CellsFiber Secular Tailwinds Traditional Approach “Old infra” DBRG is building next-gen networks to serve an increasingly converged digital ecosystem As the leading digital infrastructure investor-operator, DigitalBridge is levered to the powerful thematics driving significant investments in mobile and internet connectivity on a global basis Internet of Things (IoT) >500 billion connected devices by 2030 Artificial Intelligence Hyper-automation powered by AI Towers Small Cells Fiber Data Centers Edge Infrastructure Hyper-Converged Digital Infrastructure 5G - Mobile Capex ~$1.1T worldwide (2020-2025) Digital Transformation - Cloud $1.3T on global data center Capex; on-demand and fully-scalable Demand for more, better, faster connectivity ONE OPPORTUNITYMASSIVE GLOBAL DEMAND FOR CONNECTIVITY

6 TWO DIVISIONS Digital Investment Management Digital Operating

7 DIGITALBRIDGE BUSINESS PROFILE Operating Earnings from Balance Sheet Investments Investment Management Fees and Profits Participation Digital Investment Management Digital Operating Two business lines that both generate growing, predictable earnings backed by investment grade clients Bu si ne ss M od el Po rt fo lio Pr of ile Leading global digital infrastructure investment platform managing over $18B on behalf of institutional investors Bu si ne ss Pr of ile Direct ownership and control of REIT-qualified digital infrastructure businesses serving leading global technology and telecom companies TWO DIVISIONS

8 BUILT FOR THE ENTIRE DIGITAL INVESTMENT CYCLE Unique DBRG architecture gives investors diversified exposure to the Digital Investment Cycle from high-return ‘business-building’ expertise in the Digital IM platform to stable, mature assets in Digital Operating…both generate growing, predictable earnings  Business Building / Development  Investor-Builder  Mature Assets  Owner / Operator  Participate in business-building alpha generation but with steady, predictable management fees and earnings profile  Well-balanced risk/return targets across various investments  Balanced Portfolio across Geographies and Verticals  Target 8-12% Initial ROIC  Organic Growth and Reinvestment Drive Returns Higher Over Time  Enhanced economics from 3rd party co-invest fees / carry  Reinvest Cash Flows in Continued Growth  TOP MGMT TEAM in digital infra, 25+ years of experience  Scalable, extensible corporate platform  Growing, Predictable Long- Term Contracted Cash Flows  Inv. Grade counterparties  A Portfolio Approach with Diversification Benefits  Distinct Mandates Digital Investment Management Digital Operating Towers Small Cells Fiber Data Centers Edge Infrastructure Hyper-Converged Digital Infrastructure A full stack approach to capitalizing on the entire spectrum of digital infrastructure opportunities In ve st m en t Fo cu s R et ur n Pr of ile D BR G Ad va nt ag es Common Characteristics Business Building – Growth Phase Mature, Stabilized, Yield-Focused TWO DIVISIONSTWO DIVISIONS

9 THREE REASONS TO OWN

10 THE DBRG INVESTMENT CASE  The Demand – Global demand for More, Better, Faster connectivity is driving digital infrastructure investment and DBRG is well positioned for key emerging digital thematics: Edge, 5G, Convergence  The Supply – DBRG’s investment management platform is the Partner of Choice as the world’s leading institutional investors increasingly allocate capital to this growing, resilient asset class  Investor-Operator – Premier business-builder in digital infrastructure; over 25 years investing and operating digital assets; 100s of years of cumulative experience managing investor capital and operating active infrastructure  Investing Across a Converging Digital Ecosystem – Only global investment firm to own, manage, and operate across the entire digital ecosystem with a flexible investment framework built to capitalize on evolving networks. Deep relationship networks drive proprietary sourcing  Entering ‘Phase II: The Acceleration’ – DBRG mgmt. completed the 'diversified to digital' transition ahead of schedule1 and has significant capital to deploy into an earnings-driven framework  High-Growth Secular Winner – High-growth business poised to continue strong momentum, with a clear roadmap to DBRG’s converged vision At the Intersection of Supply & Demand Powerful Secular Tailwinds Executing a Unique Converged Strategy Digital Infrastructure Experts Entering the Next Phase of Growth Simple, High Growth Model (1) Wellness Infrastructure segment is currently under contract and expected to close 1Q22; The sale of our Wellness Infrastructure segment is subject to customary closing conditions. We can provide no assurance that it will close on the timing anticipated or at all. THREE REASONS TO OWN

11 THREE REASONS TO OWN 1 2 3 Powerful Secular Tailwinds Digital Infrastructure Experts Simple, High-Growth Business

12 THE DEMAND: MORE, BETTER, FASTER CONNECTIVITY Global demand for connectivity is driving the need for significant, persistent investment in digital infrastructure Exponential Growth in Data Traffic global capex investment of >$400B annually to meet digital infrastructure demand $300 $250 $200 $150 $100 $50 $0 2021 2022 2023 2024 2025 2026 Global Data Center Capex Cumulative Global Hyperscale + Non Hyperscale CapEx (billion) $101 $152 $95 $142 $89 $133$124 $83 $116 $77 $110 $73 Global Hyperscale Global Non Hyperscale Source: Credit Suisse, Dell´Oro $0.9T $1.3T $145 $17 $157 $182 $56 $39 $285 $18 $54 $12 $18 $30 $31 $23 $12 $30 North America Greater China EuropeAsia Pacific Latin America MENA Sub-Saharan Africa CIS Global Mobile Capex CapEx 2021–2025 (billion) $300 $250 $200 $150 $100 $50 Significant, Growing TAM Source: Ericsson Mobility 2021 Report Global Mobile Network Data Traffic (EB per month) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 0 50 100 150 200 250 300 Fixed Wireless (3G/4G/5G) Mobile Data (5G) Mobile Data (2G/3G/4G) 5x in Next 5 Years More COMPUTE and PIPES are required THREE REASONS TO OWN Powerful Secular Tailwinds

13 THE SUPPLY: DIGITALBRIDGE IS THE PARTNER OF CHOICE DBRG’s investment management platform is the partner of choice as the world’s leading institutional investors increasingly allocate capital to this growing, resilient asset class DIGITAL FEEUMALTERNATIVES AUM Source: Preqin Note: DigitalBridge’s definition of FEEUM is different from Preqin’s definition of AUM, and therefore the two may not be directly comparable. CAGR 10% CAGR +64% $4.06T $11.8T 20212010 $6.8B $18B 20212019 “Paradigm shift”: institutional investors raise allocations to alternatives 1. Moody's Seasoned Aaa Corporate Bond Yield 9% 8% 7% 6% 5% 4% 3% 2% 1% State Pension Plan Return Targets Median Assumed Rate of Return Aaa Corporate Bond Yield1 Alternatives Are Already Exhibiting Steady Growth… We Are Growing Faster Than The Industry Return Needs Not Met Through Traditional Assets Wallet Share 0.14% THREE REASONS TO OWN Powerful Secular Tailwinds

14 THREE REASONS TO OWN 1 2 3 Powerful Secular Tailwinds Digital Infrastructure Experts Simple, High-Growth Business

15 THE DIGITAL INFRASTRUCTURE EXPERTS THREE REASONS TO OWN Digital Infrastructure Experts The DigitalBridge team has a 25+ year track record of successfully building businesses in the digital infrastructure sector. Deep specialization creates durable competitive advantages that generate alpha for our portfolio companies and investors OPERATIONAL EXPERTISE SECTOR FOCUS PLATFORM CREATION CUSTOMER CENTRIC  Senior Leadership team has deep operational expertise across the full spectrum of Digital Infrastructure  Bench consists of global industry leaders  Sector specific focus provides clear differentiation from other alternative asset managers  Provides unique ability to source proprietary capital deployment opportunities  Proven ability to create value at scale, combining access to capital with top industry management  Unique ability to buy and/or build across market cycles  Portfolio company operating model focused on delivering for customers  Differentiate from competition through speed and flexibility Unparalleled Sector Expertise Track Record of Value Creation Differentiated Investment Opportunities

16 EXPERIENCED TEAM DEDICATED TO DIGITAL INFRA EXECUTIVE LEADERSHIP Marc Ganzi President and Chief Executive Officer Jacky Wu Chief Financial Officer Ben Jenkins CIO, Digital Investment Management DIGITAL INVESTMENT & ASSET MANAGEMENT TEAM Leslie Golden Managing Director Global Head of Capital Formation and Investor Jeff Ginsberg Managing Director & CAO Steven Sonnenstein Senior Managing Director Jon Mauck Senior Managing Director Warren Roll Managing Director BOCA RATON Kevin Smithen Chief Commercial & Strategy Officer Tom Yanagi Managing Director Peter Hopper Managing Director Dean Criares Managing Director Digital Private Credit Geoff Goldschein Managing Director, General Counsel Sadiq Malik Managing Director Scott McBride Principal Hayden Boucher Principal LONDON Manjari Govada Principal James Burke Principal Matt Evans Managing Director, Head of Europe Justin Chang Managing Director Head of Asia Wilson Chung Principal Geneviève Maltais-Boisvert Principal OPERATIONS, IT, FINANCE & COMPLIANCE NEW YORK SINGAPORE Liam Stewart Managing Director & Chief Operating Officer Mark Serwinowski Managing Director, Chief Information Officer Matty Yohannan Chief of Staff Kristen Whealon Chief Compliance Officer Severin White Head of Public Investor Relations Kay Papantoniou Managing Director, Global Head of HR Ron Sanders Chief Legal Officer & Secretary Donna L. Hansen Chief Admin Officer & Global Head of Tax Sonia Kim Chief Accounting Officer Leon Schwartzman Managing Director, Chief Risk and Compliance Officer THREE REASONS TO OWN Digital Infrastructure ExpertsACTIVE INFRASTRUCTURE SPECIALISTS Alexandre Villela Senior Vice President Ventures DATA CENTER TEAMGLOBAL INDUSTRY LEADERS & LOCAL EXPERTS Raul Martynek Senior Advisor CEO of DataBank Sureel Choksi Senior Advisor Board Member of Zayo & Scala; President and CEO of Vantage Brokaw Price Operating Partner NORTH AMERICA Michael Foust Senior Advisor Chairman of Databank & Vantage Marcos Peigo Senior Advisor CEO of Scala Data Centers SOUTH AMERICA GLOBAL Josh Joshi Operating Partner Chairman of AtlasEdge EUROPE Giles Proctor Senior Advisor COO of Vantage APAC ASIA Giuliano Di Vitantonio Senior Advisor CEO of AtlasEdge TOWER TEAM Alex Gellman Senior Advisor Board Member of Highline and FreshWave; CEO of Vertical Bridge Jose Sola Senior Advisor CEO of Mexico Tower Partners Daniel Seiner Senior Advisor CEO of Andean Telecom Partners Fernando Viotti Senior Advisor CEO of Highline NORTH AMERICA SOUTH AMERICAEUROPE Michael Bucey Operating Partner Steve Smith Senior Advisor CEO of Zayo Group Michael Finley Senior Advisor CEO of Boingo Murray Case Operating Partner Chairman of Scala Data Centers Dan Armstrong Senior Advisor CEO of Beanfield Technologies NORTH AMERICA SOUTH AMERICA Richard Coyle Senior Advisor CEO of ExteNet Systems David Pistacchio Operating Partner Chairman of Beanfield; Board Member of Aptum and Zayo FIBER & SMALL CELLS TEAM Graham Payne Senior Advisor Executive Chairman of Freshwave Suresh Sidu Senior Advisor CEO of EdgePoint ASIATim Brazy Senior Advisor CEO of Landmark Dividend JP Rosato Operating Partner Christopher Falzon Managing Director North America Capital Formation

17 WHY DOES A CONVERGED STRATEGY MATTER? DigitalBridge forges deeper relationships with customers through a structural ‘at-bats’ advantage that leads to proprietary deals and the ability to offer ‘converged solutions’ vs. components FLEXIBILITY Relative contribution and relevance of verticals shifts as use cases change 2G/3G/4G Today Tomorrow AI 5G/IOT Towers Data Centers Small Cells Fiber Edge Connectivity Spectrum: Demand Grows and Use Case Complexity Increases Built for change: DBRG flexible capital allocation evolves alongside the digital infra ecosystem DEEPER RELATIONSHIPS Customer Siloed approach digital peers CUSTOMER Touchpoints = Deeper Relationships Compared to Siloed-Approach Peers Towers Data Centers Silo Fiber Small Cells Edge 1 Touchpoint VS THREE REASONS TO OWN Digital Infrastructure Experts DigitalBridge’s flexible capital allocation strategy is built to ‘follow the logos’ as networks evolve, aligning investor exposures with the best opportunities over time MICRO MACRO

18 THREE REASONS TO OWN 1 2 3 Powerful Secular Tailwinds Digital Infrastructure Experts Simple, High-Growth Business

19 Digital IM revenue and Fee Related Earnings (FRE) anticipated to continue growth as DBRG expands the magnitude and scope of its investment products – Full Stack Digital Infra Manager $175M $500M $600M $72M $225M $275M $132M $170M $400M $500M $56M $68M $175M $225M 2021 2022E 2023E 2025E $200M $260M $330M $125M $160M $215M $176M $190M $220M $270M $108M $115M $130M $165M 2021 2022E 2023E 2025E Growth to 2023 targets achieved through  Re-deployment of $1.5B capital from legacy monetizations  Organic growth and bolt-on acquisitions at existing platforms Digital Operating Revenue (1) CAGR growth calculated based on mid-point estimates on FRE and Operating EBITDA (2) Fee revenues excludes incentive fees to be consistent with the calculation of FRE (3) Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the end of this presentation. Digital IM Fee Revenue Digital IM FRE Digital Operating Adj. EBITDA TWO EARNINGS STREAMS GENERATING STRONG GROWTH Digital Investment Management Digital Operating RA N G E RA N G E RA N GE RA N GE RA N GE RA N GE RA N G E RA N G E 14% CAGR (1) 46% CAGR (1), CONSOLIDATED INCLUDES 31.5% MINORITY INTEREST DBRG SHARE 100% ATTRIBUTABLE TO DBRG Updated Guidance THREE REASONS TO OWN Simple, High-Growth Business (2)

20Strictly Private and Confidential ONE MISSION Build the Next Great Digital Infrastructure Platform

21 DBRG STRATEGIC ROADMAP…NOW ENTERING STAGE II Stage I The Transition (2019-2021) Stage II The Acceleration (2021-2023)  Identify new platform opportunities that benefit from DBRG platform  Invest in existing portfolio to build value In ve st m en t M an ag em en t D ig ita l O pe ra tin g $2B Capital D i g i t a l F i r e p o w e r PROMISES MADE – PROMISES KEPT 2022 Adjusted EBITDA $68-72M Capital Deployment Into Stable Mature Yield-focused Assets 1. Support existing Data Center platforms  Vantage SDC/DataBank 2. Developed Market Cell Tower Assets 3. Develop Market Wholesale/Dark Fiber Assets Broader/Deeper Offerings Flagship With the transition complete, DBRG is set to ‘play offense,’ focused on driving continued growth in Digital IM platform through new offerings and The Acceleration of Digital Operating earnings from balance sheet redeployment into digital Deploy Balance Sheet Capital 2023 Adjusted EBITDA $175-225M 2022 FRE $115-125M 2023 FRE $130-160M Grow FEEUM via new offerings Healthcare Real Estate Industrial Real Estate Hospitality Real Estate BrightSpire Management Other Equity and Debt Legacy Invest. Management (1) Wellness Infrastructure segment is currently under contract and expected to close 1Q22; The sale of our wellness infrastructure segment is subject to customary closing conditions. We can provide no assurance that it will close on the timing anticipated or at all. Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the end of this presentation. ONE MISSION Build the Next Great Digital Infrastructure Platform

22 DBRG STRATEGIC ROADMAP…THE FLYWHEEL EFFECT The “Flywheel” stage serves the long-term vision for the company as a serial compounder of value… The dominant player in a secular growth sector managed by the leading management team in the space Stage III The Flywheel (2023+) Capitalize on digital transformation, 5G and future network cycles with a sustainable reinforcing edge Serial Value Compounder High ROIC capital formation in Digital IM Digital Operating: Core organic growth in mid/high single digits Operating leverage from DBRG platform Reinvest Earnings/Cash Flows into DBRG Algorithm Growth capex, strategic M&A Broader, deeper base of capital ONE MISSION Build the Next Great Digital Infrastructure Platform 2021A 2022E 2023 Target 2025 Target $252 $127 $310 $300 $160 $150 $550 $680 $330 $260 $680 $830 $340 $420  Industry Leading Top Line and Bottom- Line Growth  Powerful Hybrid Business Model  High Margins DIGITAL(1) FINANCIAL PROFILE (DBRG OP Share) RA N G E RA N G E RA N G E RA N G E Revenues Adjusted EBITDA (1) Includes Digital Operating and Digital Investment Management segments. Excludes Corporate and Other segment. (2) Digital IM excludes incentive fee income to be consistent with the presentation of FRE / Adjusted EBITDA Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the end of this presentation. (2)

23 2 THE FINANCIALS

24 2021 YEAR END FINANCIAL OVERVIEW NOTE: All $ in millions except per share & AUM 2020 2021 Y/Y% Consolidated Revenues $85.8 $191.7 +123% Consolidated FRE $32.8 $107.7 +228% DBRG Pro-Rata Share of Revenue $71.6 $131.8 +84% DBRG Pro-Rata Share of FRE $27.7 $71.3 +157% Consolidated Revenues $313.3 $763.2 +144% Consolidated Adjusted EBITDA $137.3 $329.7 +140% DBRG Pro-Rata Share of Revenue $54.3 $131.6 +143% DBRG Pro-Rata Share of Adjusted EBITDA $23.0 $55.6 +141% TOTAL COMPANY 2020 2021 Y/Y% Consolidated Revenues $416.4 $965.8 +132% DBRG OP Share of Revenues $136.8 $272.2 +99% Net Income (DBRG Shareholder) ($2,750.8) ($385.7) Per Share ($5.81) ($0.78) Adjusted EBITDA (DBRG OP Share) ($27.8) $66.5 AFFO ($117.8) ($20.4) Per Share ($0.22) ($0.04) Digital AUM ($B) $30.0 $45.3 +51% DIGITAL INVESTMENT MANAGEMENT (IM) DIGITAL OPERATING Strong growth in revenue and earnings at both digital business segments drove significant improvement in financial results in 2021. In addition to doubling revenue, Adjusted EBITDA turned positive as the business continued to scale.

25 $36M $34M $62M $84M $131M $131M $132M $138M $13M $13M $28M $39M $56M $55M $56M $60M 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Annualized Revenue Annualized EBITDA STABILIZED GROWTH Digital IM and Digital Operating divisions have continued to grow consistently with ‘lower left to upper right trajectory’ Driven primarily by strong fundraising in the DBP and Co-Investment vehicles, annualized revenue in the IM segment has grown consistently since 1Q20 Continued growth in Digital Operating driven primarily by successful M&A at Vantage SDC and Databank CONSOLIDATED INCLUDES 31.5% MINORITY INTEREST EXCLUDES 1X ITEMS DBRG SHARE 100% ATTRIBUTABLE TO DBRG Investment Management Digital Operating 1 $76M $79M $85M $100M $124M $137M $155M $175M $40M $38M $40M $41M $62M $70M $79M $97M 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Annualized Revenue Annualized FRE (1) Figures adjusted to reflect increase in ownership to 22% from 20%, following acquisition of additional interest from minority shareholder in February 2022

26 DBRG FINANCIAL PROFILE Financial Snapshot – DBRG Share $45B Digital AUM $6.2B Total Assets $1.4B Total Debt Corporate Cash @ 12/31/21 $894M BrightSpire (NYSE:BRSP 35M Shares @ $9.00) $315M Wellness Infra Sale1 (estimated to close 1Q22) $316M VFN Availability ‘Corporate revolver’ $200M Remaining OED Monetize in 2022 ~$130M Total ~$1,900M Capitalization Investment Level Debt $661M 3.0% Corporate Debt Converts – 2023 $200M 5.00% Converts – 2025 $139M 5.75% Securitized Notes $300M 3.93% Other $66 1.3% Total Corporate Debt $705M 4.3% Preferred Stock $884M 7.13% Common Stock 621M shares Blended Avg. Cost Digital Firepower $18B Digital FEEUM Other Assets GP Interest in DBP I and II (at net carrying value) $184M Other Digital Investments (investments in digital investment vehicles and seed investments) $175M (1) Wellness Infrastructure segment is currently under contract and expected to close 1Q22; The sale of our wellness infrastructure segment is subject to customary closing conditions. We can provide no assurance that it will close on the timing anticipated or at all.

27 2021 2022E 2023T $200M $260M $192M $190M $220M 2021 2022E 2023T $125M $160M $108M $115M $130M 2021 2022E 2023T DIGITAL INVESTMENT MANAGEMENT ALGORITHM AVG. FEEUM (avg. of beginning and ending #s) REVENUE FRE/Adjusted EBITDA Figures do not include Performance Fees RevenueFEEUM Average Investment Management Fee of 90-100bps Fee-Related Earnings / EBITDA 55-60%+ marginRevenue Revenue algorithm FRE/EBITDA algorithm Margin 55% to 60%+ bps 90-100 $21B $16B RAN GE $25B RAN GE Assumes that average investment management fee on FEEUM and margins on revenue remain consistent in future periods. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the end of this presentation.

28 DIGITAL OPERATING ALGORITHM… EASY AS 1-2-3 $68M-$72M 2022 Guidance Core Organic Growth Tuck-In M&A New Platforms, M&A 2023 Guidance 4-6% YoY 2-3% YoY $175M-$225M Deploy $1.5B Dry Powder 3 1 2 3 Incremental EBITDA Algorithm For Illustrative Purposes Only Core Organic Growth  Annual Core Organic Growth 4% to 6%  Annual Contracted Escalation Rates 2% to 3% Tuck-In Mergers and Acquisitions / Inorganic  60% Levered Free Cash Flow reinvested  20x Site CF multiples  2.5% Incremental Cost of Debt (primarily ABS) $1.5B Dry Powder $150M Incremental EBITDA 1 2 ~20x Avg Acquisition Multiple $3.0B Firepower Acquisition Debt @ 50% LTV Digital Operating earnings driven by three key drivers, notably the deployment of $1.5B+ into high quality digital infrastructure assets over next two years Assumes completion of the sale of Wellness Infrastructure and the availability of attractive acquisition opportunities and the availability of debt to lever transactions. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the end of this presentation.

29 3 THE DETAILS

30 35% 35% 20% 10% DIGITAL IM GROWTH PROFILE Long-term contracted fee streams drive stable, predictable earnings that compound over time, similar in nature to our Digital Operating assets EQUITY FUNDS LAUNCH DATE FEEUM1 SPV 2013 $2.1B DBP I 2018 $3.2B DBP II 2020 $8.0B Co-invest $4.1B NEW STRATEGIES Digital Liquid $0.8B BUILDING BALANCED PORTFOLIOS Illustrative Target Portfolio Construction Asia 30% 30% 30% 10% Geographic North America Europe Rest of World Asset Class Towers Fiber Data Centers Small Cells ..with the flexibility to evolve with opportunities over time Note: Individual components of graph are not to scale (1) FEEUM as of December 31, 2021 IM F EE UM CORE 2019 2020 2021 2022 $18.3B DBP II closed at $8.3 Billion$12.8B $6.8B VENTURES CREDIT E

31 2022: A FULL STACK DIGITAL INFRASTRUCTURE MANAGER ‘Full stack’ approach to Digital Infrastructure allows DigitalBridge the ability to invest, operate and capitalize on $400+ billion of annual global capex that enables us to pair capital to the right risk-adjusted opportunity Ability To Leverage Existing Relationships Strong Investor Interest Large TAM Proprietary Deal Flow EQUITY CORE EQUITY LIQUID CREDIT VENTURES D ig ita lB rid ge C ap ita l S ta ck DBP I / DBP II RISK / RETURN SPECTRUM REQUIREMENTS Target Returns

32 Digital Operating segment comprised of stakes in two data center businesses: DataBank and Vantage SDC  Segment focused on growing exposure to mature, yield-focused digital infrastructure assets with stable growth profile and positive cash flows  DBRG maintains management control as investment sponsor, consolidates financials  DBRG balance sheet capital invested alongside 3rd party co-invest capital generating fees and carry, amplifying core investment returns DIGITAL OPERATING PROFILE Overview North American portfolio of stabilized hyperscale data centers Portfolio 13 data centers / 4 hyperscale markets Profile Yield-focused, stabilized (90% + utilization) data centers with long-term contracts and investment-grade hyperscale customers DBRG Growth Strategy M&A of Stabilized Assets - Support continued growth primarily through acquisition and integration of stabilized hyperscale data centers Initial Acquisition Value ~$3.7B Initial Acquisition Value Investment $200 million balance sheet investment, Jul/Oct 2020 Ownership ‘Minority Control’ structure; 13% interest Overview Premier edge/colocation data center platform with nationwide US footprint Portfolio 65 data centers / 26 domestic edge markets served Profile Nationwide footprint with continued growth driven by enterprise customer demand as data gravitates to the Edge DBRG Growth Strategy New Build + M&A - support ‘new build’ strategy driven by customer demand and strategic M&A to build out ‘edge’ opportunity Initial Acquisition Value ~$3.0B Initial Acquisition Value Investment $334 million balance sheet investment, Dec 2019/Dec 2020 Ownership 'Minority Control' structure; 22% interest (1) Reflects increase in ownership to 22% from 20%, following acquisition of additional interest from minority shareholder in February 2022 1

33 DIGITALBRIDGE – INVESTING ON A GLOBAL SCALE Leading digital infrastructure investment firm with operating expertise and global presence - $45B in assets and growing rapidly Colombia, Peru, Chile Canada, U.S. and U.K. U.K. United StatesUnited States United States Brazil Brazil, Chile, Colombia, Mexico U.K. AsiaEurope North America Europe United States 3 Mexico North America Europe Canada Finland North America, Europe Asia G LO B A L FO O T P R I N T ~30,000 active tower assets 95,000+ small cell nodes 100+ data centers fiber network of 135,000+ route miles 100+ edge facilities  Boca Raton, Florida (HQ)  New York  Los Angeles  London  Singapore United States LEADING GLOBAL PORTFOLIO TOWERS • Largest private tower company in the U.S. Vertical Bridge • Eight tower companies globally DATA CENTERS • Vantage Data Centers - fastest- growing private hyperscale data center platform globally • DataBank - the widest geographic edge coverage in the U.S., 60 facilities in 25 metros FIBER • Largest private fiber footprint in the U.S. and Europe EDGE INFRASTRUCTURE • Launched first European Edge Infrastructure Platform in partnership with Liberty Global Chile

34 DIGITALBRIDGE UNIVERSE: WHAT WE'VE BUILT...SO FAR INVESTMENT MANAGEMENT DIGITAL OPERATING1 DBH Legacy Cos. DBP I/DBP II(1) Co-Invest Capital DBRG Balance Sheet Mgmt. Fees Mgmt. Fees & Carried Interest Mgmt. Fees & Carried Interest Investment Earnings MEXICO TOWER PARTNERS 2013 ~3,000 active sites, ~5,700 total sites(2) Tower EXTENET SYSTEMS 2015 ~36,000 nodes(3), ~420 networks(3), ~3,600 route miles fiber(3) Small Cell ANDEAN TELECOM PARTNERS 2016/2017 ~3,000 active sites, ~39,000 total sites(2) Tower DATABANK 2016/2020 65 data centers Edge Infrastructure VANTAGE (SDC) 2017/2020 13 stabilized data centers (separated in 2020) Data Center VANTAGE DATA CENTERS 2017 3 operating data centers; 8 data centers currently under dev. Data Center FRESHWAVE GROUP 2018 ~5,000 nodes ~5,000 total sites(4), ~150 networks(4) Small Cell DIGITA OY 2018 ~300 active sites, ~2,400 total sites(2) Tower APTUM TECHNOLOGIES 2019 6 data centers Data Center BEANFIELD METROCONNECT 2019 ~3,000 on-net locations, ~2,400 route miles Fiber HIGHLINE DO BRASIL 2019 ~4,700 active sites, ~5,600 total sites(2),(3) Tower WILDSTONE 2020 ~2,000 active sites Digital Real Estate ZAYO GROUP HOLDINGS 2020 133,000+ route miles, 400 markets served Fiber VANTAGE DATA CENTERS (EUROPE) 2020 7 operating data centers; 5 currently under dev. Data Center SCALA DATA CENTERS 2020 4 operating hyperscale data centers; 2 currently under dev. Data Center LANDMARK DIVIDEND 2021 5,000+ assets managed Digital Real Estate VANTAGE TOWERS 2021 82,000 towers (minority stake) Tower EDGEPOINT INFRASTRUCTURE 2021 ~10,000 active sites Tower ATLASEDGE DATA CENTRES 2021 100+ owned edge sites Edge Infrastructure BOINGO WIRELESS 2021 75+ DAS venues live with 50,000+ DAS nodes Small Cell VANTAGE DATA CENTERS (APAC) 2021 5 market launched and acquisitions pending Data Center VERTICALBRIDGE 2014/2021 ~8,000 active sites, ~310,000 total sites(2) Tower MUNDO PACIFICO 2021 ~2.7M homes passed, 653k subscribers Fiber * AUM as of December 31, 2021 Notes: All figures as of 9/30/2021 (1) DBRG balance sheet has a combined exposure to DBP I and DBP II of $184M as of 12/31/21; (2) “Active sites” represents owned and other revenue generating sites, while “total sites” includes other sites on which the company has marketing/management rights; for Digita, “total sites” includes certain micro data centers and IoT sites; for Wildstone, “active sites” represents the number of revenue generating panels; (3) Includes contracted and in construction (“CIC”) networks; (4) Includes BBNB (contracted) sites and other active near-term pipeline opportunities. A $45B global portfolio of digital infrastructure assets* EARNINGS STREAM CAPITAL SOURCE

35 Towers Small Cells Fiber Data Centers Edge Infrastructure Hyper-Converged Digital Infrastructure DigitalBridge (NYSE: DBRG) is the leading global digital infrastructure investor, managing and operating assets across five key verticals: data centers, cell towers, fiber networks, small cells, and edge infrastructure DigitalBridge is the infrastructure partner to the Digital Economy

36 NON-GAAP RECONCILIATIONS ($ in thousands) FY 2021 FY 2020 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Digi tal IM net income ( loss ) $ 90,915 $ 11,454 $ 28,194 $ 39,272 $ 15,786 $ 7,663 $ 2,702 $ 3,799 $ 2,424 $ 2,529 Adjustments: Interest income 4,748 (33) 2,499 2,250 - (1) (1) (2) - (30) Investment and servicing expense 20 204 (12) - - 32 204 - - - Depreciation and amortization 29,380 29,888 5,928 8,242 6,298 8,912 6,421 10,259 6,605 6,603 Compensation expense—equity-based 12,570 2,115 4,527 4,673 1,837 1,533 655 189 682 589 Compensation expense—carried interest and incentive 65,890 1,906 25,921 31,736 8,266 (33) 994 912 - - Administrative expenses—straight-line rent 197 45 75 74 50 (2) (1) 14 16 16 Administrative expenses—placement agent fee 10,967 1,202 880 3,069 6,959 59 1,202 - - - Incentive/performance fee income (11,522) - (5,720) (1,313) (4,489) - - - - - Equity method (earnings) losses (101,812) (13,418) (31,608) (59,196) (11,203) 195 (6,744) (6,394) (277) (3) Other (gain) loss, net (797) (173) (52) (461) (119) (165) (102) (32) 8 (47) Income tax (benefit) expense 7,184 (371) 1,852 3,089 2,236 7 (757) 144 (151) 393 Digi tal IM FRE / Adjus ted EBITDA $ 107,740 $ 32,819 $ 32,484 $ 31,435 $ 25,621 $ 18,200 $ 4,573 $ 8,889 $ 9,307 $ 10,050 DBRG OP share of Digi tal IM FRE / Adjus ted EBITDA $ 71,322 $ 27,714 $ 21,492 $ 20,736 $ 17,449 $ 11,645 $ 2,051 $ 6,306 $ 9,307 $ 10,050 FY 2021 FY 2020 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Digi tal Operat ing net income ( loss ) f rom con t inu ing operat ions (230,841) (132,063) (83,909) (71,822) (10,850) (64,260) (53,591) (38,795) (21,262) (18,415) Adjustments: 0 Interest expense 125,388 77,976 35,144 29,839 29,272 31,133 41,815 18,589 8,170 9,402 Income tax (benefit) expense (79,075) (21,461) (1,941) 1,922 (66,788) (12,268) (6,967) (6,091) (2,673) (5,730) Depreciation and amortization 495,341 210,188 126,436 120,458 126,227 122,220 78,554 73,032 28,571 30,031 EBITDAre: $ 310,813 $ 134,640 $ 75,730 $ 80,397 $ 77,861 $ 76,825 $ 59,811 $ 46,735 $ 12,806 $ 15,288 Straight-line rent expenses and amortization of above- and below-market lease intangibles 355 (3,214) 370 482 (98) (399) (2,607) (2,106) 1,837 (338) Compensation expense—equity-based 2,842 1,172 1,918 308 308 308 728 148 296 - Installation services (505) 1,146 2,097 (4,058) 576 880 429 (65) 493 289 Transaction, restructuring & integration costs 14,899 3,344 3,188 4,042 2,999 4,670 1,155 420 1,021 748 Other gain/loss, net 1,290 246 1,226 (285) 349 - 200 46 - - D igi tal Operat ing Adjus ted EBITDA $ 329,694 $ 137,334 $ 84,529 $ 80,886 $ 81,995 $ 82,284 $ 59,716 $ 45,178 $ 16,453 $ 15,987 DBRG OP share of Digi tal Operat ing Adjus ted EBITDA $ 55,560 $ 23,028 $ 14,199 $ 13,637 $ 13,776 $ 13,948 $ 9,620 $ 6,914 $ 3,294 $ 3,200

37 NON-GAAP RECONCILIATIONS ($ in thousands) FY 2021 FY 2020 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Net income (loss) attributable to common stockholders $ (385,716) $ (2,750,782) $ (20,686) $ 41,036 $ (141,260) $ (264,806) $ (140,575) $ (205,784) $ (2,042,790) $ (361,633) Net income (loss) attributable to noncontrolling common interests in Operating Company (40,511) (302,720) (1,946) 4,311 (14,980) (27,896) (15,411) (22,651) (225,057) (39,601) Net income ( loss) attributable to common interests in Operating Company and common stockholders (426,227) (3 ,053,502) (22,632) 45,347 (156,240) (292,702) (155,986) (228,435) (2 ,267,847) (401,234) Adjustments for FFO: Real estate depreciation and amortization 595,527 561,195 133,813 126,494 150,458 184,762 136,245 162,705 131,722 130,523 Impairment of real estate 300,038 1,956,662 (40,732) (8,210) 242,903 106,077 31,365 142,767 1,474,262 308,268 Gain from sales of real estate (41,782) (41,912) (197) (514) (2,969) (38,102) (26,566) (12,332) 4,919 (7,933) Less: Adjustments attributable to noncontrolling interests in investment entities (535,756) (638,709) (89,727) (95,512) (162,021) (188,496) (79,874) (146,905) (329,601) (82,329) FFO $ (108,200) $(1,216,266) $ (19,475) $ 67,605 $ 72,131 $ (228,461) $ (94,816) $ (82,200) $ (986,545) $ (52,705) Additional adjustments for Core FFO: Adjustment to BRSP cash dividend (3,282) 200,803 (28,243) 9,478 (40,165) 55,648 (22,999) (18,207) 328,222 (86,213) Equity-based compensation expense 59,395 35,051 19,416 9,038 11,642 19,299 8,288 7,879 10,152 8,732 Straight-line rent revenue and expense 11,005 (19,949) (1,986) (1,925) (2,309) 17,225 (6,403) (6,281) (5,240) (2,025) Amortization of acquired above- and below-market lease values, net 4,002 (6,719) (333) (172) (1,498) 6,005 (1,229) (1,440) (531) (3,519) Debt prepayment penalties and amortization of deferred financing costs and debt premiums and discounts 100,159 54,459 36,685 7,651 10,196 45,627 25,034 4,296 10,080 15,049 Non-real estate fixed asset depreciation, amortization and impairment 67,499 44,282 13,324 13,616 19,996 20,563 4,885 12,754 13,390 13,253 Restructuring and transaction-related charges 89,134 59,363 29,977 19,501 5,174 34,482 21,887 13,044 8,864 15,568 Non-real estate (gains) losses, excluding realized gains or losses of digital assets within the Corporate and Other segment 74,747 1,104,105 (52,611) 11,319 (151,773) 267,812 193,948 84,995 740,038 85,124 Net unrealized carried interest (41,624) (873) (7,375) (27,953) (6,485) 189 (5,734) (5,170) 801 9,230 Preferred share redemption (gain) loss 4,992 - 2,127 2,865 - - - - - - Deferred taxes and tax effect on certain of the foregoing adjustments (50,335) (25,835) 8,195 1,663 (42,536) (17,657) (8,764) (7,917) (3,092) (6,062) Less: Adjustments attributable to noncontrolling interests in investment entities (74,626) (360,894) (15,423) 12,438 146,687 (218,328) (143,262) (38,042) (182,607) 3,017 Less: Core FFO from discontinued operations (149,873) 15,694 11,467 (123,075) (25,874) (12,391) 4,025 5,579 37,218 (31,128) Core FFO $ (17,007) $ (116,779) $ (4 ,255) $ 2 ,049 $ (4 ,814) $ (9 ,987) $ (25,140) $ (30,710) $ (29,250) $ (31,679) Additional adjustments for AFFO: Recurring capital expenditures (3,436) (1,028) (1,097) (1,349) (764) (226) (233) (300) (220) (275) AFFO $ (20,443) $ (117,807) $ (5 ,352) $ 700 $ (5 ,578) $ (10,213) $ (25,373) $ (31,010) $ (29,470) $ (31,954) ($ in thousands) FY 2021 FY 2020 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Core FFO $ (17,007) $ (116,779) $ (4,255) $ 2,049 $ (4,814) $ (9,987) $ (25,140) $ (30,710) $ (29,250) $ (31,679) Less: Earnings of equity method investments (22,881) (13,320) (6,441) (5,784) (6,216) (4,440) - - - (13,320) Plus: Preferred dividends 70,627 75,022 16,139 17,456 18,516 18,516 18,516 18,516 18,516 19,474 Plus: Core interest expense 52,156 47,224 13,775 14,160 11,834 12,387 11,972 12,234 12,625 10,393 Plus: Core tax expense (25,844) (21,265) 631 (12,638) (8,224) (5,613) (9,974) (5,310) (6,536) 555 Plus: Non pro-rata allocation of income (loss) to NCI 886 (550) 231 231 223 201 201 (751) - - Plus: Placement fees 7,512 823 603 2,102 4,767 40 823 - - - Less: Net realized carried interest, incentive fees, and other adjustments to Fee Related Earnings (2,653) (334) (1,092) (7) (1,565) 11 140 248 (549) (173) Plus: Digital Operating installation services, transaction, investment and servicing costs 3,698 1,392 1,366 53 856 1,423 1,018 254 (42) 162 Adjusted EBITDA (DBRG OP Share) $ 66,494 $ (27,787) $ 20,957 $ 17,622 $ 15,377 $ 12,538 $ (2 ,444) $ (5 ,519) $ (5 ,236) $ (14,588)

38 This presentation may contain forward-looking statements within the meaning of the federal securities laws, including statements relating to (i) our strategy, outlook and growth prospects; (ii) our operational and financial targets and (iii) general economic trends and trends in our industry and markets. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the duration and severity of the current novel coronavirus (COVID-19) pandemic, the impact of the COVID-19 pandemic on the global market, economic and environmental conditions generally and in the digital and communications technology and investment management sectors; the effect of COVID- 19 on the Company's operating cash flows, debt service obligations and covenants, liquidity position and valuations of its real estate investments, as well as the increased risk of claims, litigation and regulatory proceedings and uncertainty that may adversely affect the Company; our status as an owner, operator and investment manager of digital infrastructure and real estate and our ability to manage any related conflicts of interest; our ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all; the impact of initiatives related to our digital transformation, including the strategic investment by Wafra and the formation of certain other investment management platforms, on our growth and earnings profile and our REIT status; whether we will realize any of the anticipated benefits of our strategic partnership with Wafra, including whether Wafra will make additional investments in our Digital IM and Digital Operating segments; our ability to integrate and maintain consistent standards and controls, including our ability to manage our acquisitions in the digital industry effectively; whether the sale of our Wellness Infrastructure segment currently under contract will close on time or at all; whether we will be able to effectively deploy the capital we have committed to capital expenditures and greenfield investments; the impact to our business operations and financial condition of realized or anticipated compensation and administrative savings through cost reduction programs; our ability to redeploy the proceeds received from the sale of our non-digital legacy assets within the timeframe and manner contemplated or at all; our business and investment strategy, including the ability of the businesses in which we have a significant investment (such as Brightspire Capital, Inc. (NYSE:BRSP)) to execute their business strategies; the trading price of BRSP shares and its impact on the carrying value of the Company's investment in BRSP, including whether the Company will recognize further other-than-temporary impairment on its investment in BRSP; performance of our investments relative to our expectations and the impact on our actual return on invested equity, as well as the cash provided by these investments and available for distribution; our ability to grow our business by raising capital for the companies that we manage; our ability to deploy capital into new investments consistent with our digital business strategies, including the earnings profile of such new investments; the availability of, and competition for, attractive investment opportunities; our ability to achieve any of the anticipated benefits of certain joint ventures, including any ability for such ventures to create and/or distribute new investment products; our ability to satisfy and manage our capital requirements; our expected hold period for our assets and the impact of any changes in our expectations on the carrying value of such assets; the general volatility of the securities markets in which we participate; changes in interest rates and the market value of our assets; interest rate mismatches between our assets and any borrowings used to fund such assets; effects of hedging instruments on our assets; the impact of economic conditions on third parties on which we rely; any litigation and contractual claims against us and our affiliates, including potential settlement and litigation of such claims; our levels of leverage; adverse domestic or international economic conditions, including those resulting from the COVID-19 pandemic the impact of legislative, regulatory and competitive changes; whether we will elect to maintain our qualification as a real estate investment trust for U.S. federal income tax purposes and our ability to do so; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; changes in our board of directors or management team, and availability of qualified personnel; our ability to make or maintain distributions to our stockholders; our understanding of our competition; and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2021, June 30,2021, and September 30, 2021, each under the heading “Risk Factors,” as such factors may be updated from time to time in the Company’s subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in the Company’s reports filed from time to time with the SEC. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. The Company is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so. The Wellness infrastructure sale is anticipated to close by end of February 2022 and is subject to customary closing conditions. We can provide no assurance that it will close on the timing anticipated or at all. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This information is not intended to be indicative of future results. Actual performance of the Company may vary materially. The appendices herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the appendices. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

39 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including the financial metrics defined below, of which the calculations may from methodologies utilized by other REITs for similar performance measurements, and accordingly, may not be comparable to those of other REITs. Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA): The Company calculates Adjusted EBITDA by adjusting Core FFO to exclude cash interest expense, preferred dividends, tax expense or benefit, earnings from equity method investments, placement fees, realized carried interest and incentive fees and revenues and corresponding costs related to installation services. The Company uses Adjusted EBITDA as a supplemental measure of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. However, because Adjusted EBITDA is calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. FFO, Core FFO and AFFO: The Company calculates funds from operations (FFO) in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding (i) real estate- related depreciation and amortization; (ii) impairment of depreciable real estate and impairment of investments in unconsolidated ventures directly attributable to decrease in value of depreciable real estate held by the venture; (iii) gain from sale of depreciable real estate; (iv) gain or loss from a change in control in connection with interests in depreciable real estate or in-substance real estate; and (v) adjustments to reflect the Company's share of FFO from investments in unconsolidated ventures. Included in FFO are gains and losses from sales of assets which are not depreciable real estate such as loans receivable, equity investments, and debt securities, as applicable. The Company computes core funds from operations (Core FFO) by adjusting FFO for the following items, including the Company’s share of these items recognized by its unconsolidated partnerships and joint ventures: (i) equity-based compensation expense; (ii) effects of straight-line rent revenue and expense; (iii) amortization of acquired above- and below-market lease values; (iv) debt prepayment penalties and amortization of deferred financing costs and debt premiums and discounts; (v) non-real estate depreciation, amortization and impairment; (vi) restructuring and transaction-related charges; (vii) non-real estate loss (gain), fair value loss (gain) on interest rate and foreign currency hedges, and foreign currency remeasurements except realized gain and loss from the Digital Other segment; (viii) net unrealized carried interest; and (ix) tax effect on certain of the foregoing adjustments. The Company’s Core FFO from its interest in BrightSpire Capital, Inc. (NYSE: BRSP) represented the cash dividends declared in the reported period. The Company excluded results from discontinued operations in its calculation of Core FFO and applied this exclusion to prior periods. The Company computes adjusted funds from operations (AFFO) by adjusting Core FFO for recurring capital expenditures necessary to maintain the operating performance of its properties. The Company uses FFO, Core FFO and AFFO as supplemental performance measures because, in excluding real estate depreciation and amortization and gains and losses, it provides a performance measure that captures trends in occupancy rates, rental rates, and operating costs, and such a measure is useful to investors as it excludes periodic gains and losses from sales of investments that are not representative of its ongoing operations and assesses the Company's ability to meet distribution requirements. The Company also believes that, as widely recognized measures of the performance of REITs, FFO, Core FFO and AFFO will be used by investors as a basis to compare its operating performance and ability to meet distribution requirements with that of other REITs. However, because FFO, Core FFO and AFFO exclude depreciation and amortization and does do not capture changes in the value of the Company’s properties that resulted from use or market conditions, which has have real economic effect and could materially impact the Company’s results from operations, the utility of FFO, Core FFO and AFFO as measures of the Company’s performance is limited. FFO, Core FFO and AFFO should not be considered alternatives to GAAP net income as indications of operating performance, or to cash flows from operating activities as measures of liquidity, nor as indications of the availability of funds for our cash needs, including funds available to make distributions. FFO, Core FFO and AFFO should be considered only as supplements to GAAP net income as measures of the Company’s performance and to cash flows from operating activities computed in accordance with GAAP. Additionally, Core FFO and AFFO excludes the impact of certain fair value fluctuations, which, if they were to be realized, could have a material impact on the Company’s operating performance. Digital Operating Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) and Adjusted EBITDA: The Company calculates EBITDAre in accordance with the standards established by the National Association of Real Estate Investment Trusts, which defines EBITDAre as net income or loss calculated in accordance with GAAP, excluding interest, taxes, depreciation and amortization, gains or losses from the sale of depreciated property, and impairment of depreciated property. The Company calculates Adjusted EBITDA by adjusting EBITDAre for the effects of straight-line rental income/expense adjustments and amortization of acquired above- and below-market lease adjustments to rental income, revenues and corresponding costs related to the delivery of installation services, equity-based compensation expense, restructuring and transaction related costs, the impact of other impairment charges, gains or losses from sales of undepreciated land, gains or losses from foreign currency remeasurements, and gains or losses on early extinguishment of debt and hedging instruments. The Company uses EBITDAre and Adjusted EBITDA as supplemental measures of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. EBITDAre represents a widely known supplemental measure of performance, EBITDA, but for real estate entities, which we believe is particularly helpful for generalist investors in REITs. EBITDAre depicts the operating performance of a real estate business independent of its capital structure, leverage and non-cash items, which allows for comparability across real estate entities with different capital structure, tax rates and depreciation or amortization policies. Additionally, exclusion of gains on disposition and impairment of depreciated real estate, similar to FFO, also provides a reflection of ongoing operating performance and allows for period-over-period comparability. However, because EBITDAre and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. Digital Investment Management Fee Related Earnings (FRE): The Company calculates FRE for its investment management business within the digital segment as base management fees, other service fee income, and other income inclusive of cost reimbursements, less compensation expense excluding equity- based compensation, carried interest and incentive compensation, administrative expenses (excluding fund raising placement agent fee expenses), and other operating expenses related to the investment management business. The Company uses FRE as a supplemental performance measure as it may provide additional insight into the profitability of the overall digital investment management business. Assets Under Management (“AUM”): Assets owned by the Company’s balance sheet and assets for which the Company and its affiliates provide investment management services, including assets for which the Company may or may not charge management fees and/or performance allocations. Balance sheet AUM is based on the undepreciated carrying value of digital investments and the impaired carrying value of non digital investments as of the report date. Investment management AUM is based on the cost basis of managed investments as reported by each underlying vehicle as of the report date. AUM further includes uncalled capital commitments, but excludes DBRG OP’s share of non wholly-owned real estate investment management platform’s AUM. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. DigitalBridge Operating Company, LLC (“DBRG OP”): The operating partnership through which the Company conducts all of its activities and holds substantially all of its assets and liabilities. DBRG OP share excludes noncontrolling interests in investment entities. Fee-Earning Equity Under Management (“FEEUM”): Equity for which the Company and its affiliates provides investment management services and derives management fees and/or performance allocations. FEEUM generally represents the basis used to derive fees, which may be based on invested equity, stockholders’ equity, or fair value pursuant to the terms of each underlying investment management agreement. The Company's calculations of FEEUM may differ materially from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Monthly Recurring Revenue (“MRR”): The Company defines MRR as revenue from ongoing services that is generally fixed in price and contracted for longer than 30 days. This presentation includes forward-looking guidance for certain non-GAAP financial measures, including Adjusted EBITDA and FRE. These measures will differ from net income, determined in accordance with GAAP, in ways similar to those described in the reconciliations of historical Adjusted EBITDA and FRE to net income. We do not provide guidance for net income, determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA or FRE to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income. In evaluating the information presented throughout this presentation see definitions and reconciliations of non-GAAP financial measures to GAAP measures. For purposes of comparability, historical data in this presentation may include certain adjustments from prior reported data at the historical period.

40